Investment in associated companies	6 Months Ended
Jun. 30, 2020
Equity Method Investments and Joint Ventures [Abstract]
Investment in associated companies	Loss on impairment of equity method investments
The loss on impairments of our equity method investments for the three and six months ended June 30, 2020 and three and six months ended June 30, 2019 were as follows:

(In $ millions)	Three months ended June 30, 2020	Three months ended June 30, 2019	Six months ended June 30, 2020	Six months ended June 30, 2019
Seadrill Partners - Direct ownership interests	—	—	(47)	—
Total loss on impairment of equity method investments	—	—	(47)	—

During the first quarter, the impact of COVID-19 on the global economy had a negative impact on our industry. As global oil demand fell, we also saw an increase in oil supply, leading to a surplus of reserves. Brent crude fell from $66 as at December 31, 2019 to $23 as at March 31, 2020.

The oil price decline has led to pressures on our customers to reduce their capital expenditures in the near-term until there is sufficient recovery in the oil price. As a consequence, this has led to reduced forecasted day rates and utilization for 2020 and the recovery of the market we forecast beyond and therefore we identified indicators of impairment against our investments in our first quarter results. An impairment of $47 million was recognized against the Seadrill Partners direct ownership interests in the Consolidated Statements of Operations within "Loss on impairment of equity method investments" in the three months ended March 31, 2020. No further impairments have been recognized in the three months ended June 30, 2020 or in the six months ended June 30, 2019.

We hold direct ownership interests in controlled subsidiaries of Seadrill Partners, which are accounted for under the equity method. The fair values of these investments are not readily determinable, as they are not publicly traded. These investments were recognized at fair value on application of fresh start accounting on July 2, 2018 and therefore categorized at level three on the fair value hierarchy. Level three inputs are unobservable inputs for the asset or liability, which are typically based on an entity's own assumptions, as there is little, if any, related market activity.

The fair value of equity method investments was derived using an income approach, which discounts future free cash flows. The estimated future free cash flows associated with the investments were primarily based on expectations around applicable day rates, drilling unit utilization, operating costs, capital and long-term maintenance expenditures, applicable tax rates and industry conditions. The cash flows were estimated over the remaining useful economic lives of the underlying assets and discounted using an estimated market participant WACC of 12.8%.
Investment in associated companies
As at June 30, 2020 and December 31, 2019, the carrying values of our investments in associated companies were as follows.

(In $ millions)	As at June 30, 2020	As at December 31, 2019
Seadrill Partners direct ownership interest	—	122
Seabras Sapura	103	98
Seabras Sapura Holding GmbH- Shareholder loans held as equity	121	123
SeaMex	9	22
Sonadrill	24	24
Gulfdrill	—	—
Total investment in associated companies	257	389

Seadrill Partners direct ownership interest impairment
In March 2020 we impaired the remaining investment value to nil, recognizing a $47 million loss within "Loss on impairment of equity method investments" in our Consolidated Statement of Operations. See Note 7– Loss on impairment of equity method investments for further details.